UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 30, 2010
3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12867 (Commission File Number)	94-2605794 (IRS Employer Identification No.)

350 Campus Drive Marlborough, Massachusetts 01752
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (508) 323-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
ITEM 7.01 Regulation FD Disclosure
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

ITEM 2.02 Results of Operations and Financial Condition
The information in Item 2.02 of this Form 8-K and the exhibits attached hereto as Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Financial Results.
          On March 30, 2010, 3Com Corporation, or the Company, (i) issued a press release regarding its financial results for its fiscal quarter ended February 26, 2010 and (ii) posted supplementary financial information concerning the Company to the investor relations portion of its web site, www.3Com.com. The full text of the press release is attached hereto as Exhibit 99.1. The supplementary financial material is attached hereto as Exhibit 99.2.
Non-GAAP Financial Measures.
          In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under generally accepted accounting principles in the United States, or GAAP.
          More specifically, the Company uses one or more of the following non-GAAP financial measures: non-GAAP gross profit/loss (and margin), non-GAAP operating profit/loss (and margin), non-GAAP net income/loss (and margin), non-GAAP net income/loss per share, non-GAAP research and development, sales and marketing and general and administrative expenses and non-GAAP operating profit/loss before taxes. We also may disclose non-GAAP gross margin and non-GAAP operating profit and margin measures for our Networking and TippingPoint businesses. These measures are adjusted to exclude some or all of the items discussed below. Management believes these supplemental measures contribute to management’s ability, and the ability of the investor and financial analyst community, to compare our businesses to those of our competitors who report similar metrics.
          It should be noted that the non-GAAP operating profit measure used as a metric in several components of our executive compensation is defined to exclude the following charges and benefits: restructuring, amortization, stock-based compensation expense and special items that the Compensation Committee believes are unusual and outside of the Company’s on-going operations. Such measure may be different than our publicly reported non-GAAP operating profit measure discussed in this Form 8-K because the Compensation Committee independently considers the appropriateness of excluding various items for the purposes of measuring executive compensation.
          Discussion. The Company uses these measures in its public statements. Management believes these non-GAAP measures help indicate the Company’s baseline performance before gains, losses or charges that are considered by management to be outside on-going operating results. Accordingly, management uses these non-GAAP measures to gain a better understanding of the Company’s comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Management believes these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:
•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•	the ability to better identify trends in the Company’s underlying business and perform related trend analysis;

•	a higher degree of transparency for certain expenses (particularly when a specific charge impacts multiple line items);

•	a better understanding of how management plans and measures the Company’s underlying business; and

•	an easier way to compare the Company’s most recent results of operations against investor and analyst financial models.

          In order to provide meaningful comparisons, the Company believes that it needs to adjust for gains as well as charges that are outside the core operations. Accordingly, certain gains may be excluded.
          The non-GAAP measures used by the Company are defined to exclude one or more of the following items:
          Restructuring
          Management believes the costs related to restructuring activities are not indicative of the Company’s normal operating costs. The restructuring charge consists primarily of severance expense and facility closure costs.
          Amortization of Intangibles
          Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both the Company’s newly acquired and long-held businesses. Also, amortization is a non-cash charge for the periods presented.
          Stock-based Compensation
          Stock-based compensation expenses are non-cash charges that relate to restricted stock and stock option amortization, as well as additional stock-based compensation expense that represents the fair value of stock-based compensation required pursuant to FAS 123 (R). The FAS 123 (R)-related expense is excluded because management believes as a non-cash charge it is not a meaningful indicator of core operating business results. Management manages the business primarily without regard to these non-cash expenses. In addition, because the calculation of these expenses is dependent on factors such as forfeiture rate, volatility of the Company’s stock and a risk-free interest rate, all of which are subject to fluctuation, these charges are expected to be variable over time, and therefore may not provide a meaningful comparison of core operating results among periods. It is useful to note that these factors are generally outside the Company’s control.
          Benefit from Realtek Patent Resolution
          We recorded a benefit in the form of an offset to operating expenses for the payments we received in connection with a patent dispute resolution with Realtek. This is a non-recurring item, and not part of our ordinary course business operations. Accordingly, management determined to adjust our results to exclude this item. Management does not measure our performance with this item included.
          Acquiree Expensed Acquisition Costs
          The Company excludes expenses related to its proposed acquisition by Hewlett-Packard Company. These expenses are charges that are not indicative of core operations as they relate to a specific proposed transaction to acquire the Company.
          Fees to Facilitate More Autonomous Operation of Subsidiary
          The Company also excluded fees related to costs incurred to facilitate a more autonomous operation for a Company subsidiary.
          Change related to Change in Tax Rates in PRC
          The Company excluded a certain tax liability provision because (1) it represented a cumulative effect (year-to-date) of a higher tax rate in China based on the current tax law and without giving effect to any concessions or new tax status to which we may be entitled and (2) we had deemed it possible that once Chinese tax authorities clarified their position, the provision would be reversed (which in fact later occurred, as described below).

          Favorable Tax Adjustment Related to Resolution of 2008 Tax Rate in PRC
          We recorded a favorable tax adjustment, reflecting final resolution of our calendar year 2008 tax rate in China. The Company excluded this item because it is not related to on-going operations and (as described above) the Company had previously recorded a provision at a higher tax rate in China based on the current tax law without giving effect to any concessions or new tax status to which we were eventually determined to be entitled.
          Impairment of Property and Equipment
          We conducted an impairment review of the carrying value of our Hemel UK property, and took a charge for impairment. This charge is a non-cash charge. We believe that it is unlikely that such an impairment will be a recurring event. Ultimately, this is not a measurement of our ongoing operations, and management does not consider this charge when measuring our business.
          Legal Contingency Accrual
          We accrued for certain contingencies for current litigation, primarily patent litigation involving claims made by entities that own patents but to our knowledge do not conduct commercial operations. From time-to-time we do engage in litigation over our patent portfolio. Ultimately, management believes these contingencies are not useful in measuring our ongoing operations, and accordingly management does not consider this charge when measuring our business.
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          Per Share Metrics. The Company believes that it is important to provide per share metrics, in addition to absolute dollar measures, when describing its business, including when presenting non-GAAP measures. To the extent 3Com is in an “income position” on a non-GAAP basis, we use our “diluted” shares (as opposed to our “basic” shares) in order to calculate the non-GAAP per share measures.
          Forward-Looking Measures. For the Company’s forward-looking non-GAAP measures, if any, the Company is unable to provide a quantitative reconciliation because the information is not available without unreasonable effort.
          General. These non-GAAP measures have limitations because they do not include all items of income and expense that impact the Company’s operations. Management compensates for these limitations by also considering the Company’s GAAP results. The non-GAAP financial measures the Company uses are not prepared in accordance with, and should not be considered an alternative to, measurements required by GAAP, such as operating income, net income and income per share, and should not be considered measures of the Company’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measures reported by other companies.
ITEM 7.01 Regulation FD Disclosure
The information in Item 7.01 of this Form 8-K and the exhibit attached hereto as Exhibit 99.3 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Items Related to our Credit Agreement
          As required by its senior secured credit facility the Company made available to its senior secured bank lenders certain summary financial information concerning H3C. This financial data is attached hereto as Exhibit 99.3 and is hereby incorporated by reference into this Item 7.01.
          The attached Exhibit 99.3 contains non-GAAP financial measures which are defined by our H3C credit agreement and used as measures for calculating compliance with certain covenants set forth in the credit agreement.

In evaluating the Company’s compliance under the credit agreement, management uses these non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP. Management believes these non-GAAP measures help the Company determine its compliance with these covenants, although it generally does not use these measures in evaluating business performance. Because these measures are used in calculating our bank covenants, it may be useful to our investors as well.
          Consolidated Adjusted EBITDA
          We adjust our H3C GAAP net income by adjusting for net interest expense and tax provision and the following non-cash items: depreciation and amortization. These items are required adjustments under the credit agreement.
          Consolidated Working Capital
          We adjust our H3C GAAP working capital by adjusting for cash and cash equivalents and the liability representing the current portion of long-term debt, as required by the credit agreement. Excluding these items creates a non-standard definition of working capital.
Items Related to our Pending Merger with Hewlett-Packard Company
          On November 11, 2009, we announced an agreement to be acquired by Hewlett-Packard Company pursuant to a merger agreement executed by the parties (the “Merger”). The parties are currently targeting completion of the merger by the end of April 2010, however the exact timing cannot be predicted.
          The closing of the Merger is subject to the satisfaction or waiver of specified closing conditions, including, without limitation, (i) the adoption of the Merger Agreement by 3Com’s stockholders and (ii) the expiration or termination of waiting periods, and obtaining of requisite approvals or clearances, under specified antitrust and competition laws (including, without limitation in China, the European Union and the United States, among others). On December 22, 2009, the relevant U.S. antitrust authorities granted early termination of the waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. On February 12, 2010, the European Commission cleared the Merger under the EU Merger Regulation. In addition, on January 26, 2010, 3Com’s stockholders adopted the Merger Agreement at a special meeting of stockholders.
ITEM 9.01 Financial Statements and Exhibits
               (d) Exhibits

Exhibit Number	Description
99.1	Text of Press Release, dated March 30, 2010, titled “3Com Reports Results for Third Quarter Fiscal Year 2010”

99.2	Supplemental Financial Information – Fiscal Quarter Ended February 26, 2010

99.3	H3C — Summary Financial Information Provided to Bank Lenders
Safe Harbor
This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the target completion date for our merger with Hewlett-Packard Company and satisfaction of closing conditions precedent to the consummation of the proposed Merger, including the obtaining of antitrust approvals in China. Actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, without limitation, our inability to obtain required regulatory approvals and consummate the transaction and those other factors set forth under Part II Item 1A “Risk Factors” in our Form 10-Q for the quarter ended November 27, 2009. All forward-looking statements included in this document are based on our assessment of information available to us at the time this report is filed. We have no intent, and disclaim any obligation, to update any forward-looking statements.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION
Date: March 30, 2010	By:	/s/ Jay Zager
Jay Zager
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of Press Release, dated March 30, 2010, titled “3Com Reports Results for Third Quarter Fiscal Year 2010”

99.2	Supplemental Financial Information – Fiscal Quarter Ended February 26, 2010

99.3	H3C — Summary Financial Information Provided to Bank Lenders